UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

CERES GROUP, INC.

  (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PROXY STATEMENT SUPPLEMENT

      This proxy statement supplement is furnished by the Board of Directors of Ceres Group, Inc. (“Ceres”) in connection with the solicitation of proxies for use at a special meeting of the stockholders of Ceres to be held on August 4, 2006, at 10:00 a.m., local time, at Ceres’ headquarters located at 17800 Royalton Road, Cleveland, Ohio 44136 or any adjournment of the special meeting. It supplements the proxy statement of Ceres dated June 27, 2006 (the “Proxy Statement”), which was first mailed to stockholders on or about June 28, 2006. This supplement, which you should read in conjunction with the Proxy Statement, is first being mailed to stockholders on or about July 14, 2006. Capitalized terms used but not otherwise defined in this supplement shall have the respective meanings assigned to them in the Proxy Statement.

      At the special meeting, you will be asked to vote upon a proposal to approve the Agreement and Plan of Merger entered into by Ceres, GAFRI and Garden Acquisition, pursuant to which Ceres will be acquired by GAFRI by way of a merger of Garden Acquisition with and into Ceres. You will also consider and vote upon a proposal to adjourn the special meeting if necessary or appropriate to solicit additional proxies for the approval of the merger agreement. At the effective time of the merger, the separate corporate existence of Garden Acquisition will cease, and Ceres will be the surviving corporation and will become a wholly-owned, privately held subsidiary of GAFRI. If the merger is completed, you will be entitled to receive $6.13 in cash for each share of Ceres common stock that you own.

      Our board of directors unanimously recommends that Ceres stockholders vote “FOR” the approval of the merger agreement. The recommendation of the board of directors is based, in part, upon the unanimous recommendation of the special committee of the board of directors consisting of three of our directors. The special committee was established to review, evaluate and, as appropriate, negotiate a possible transaction relating to the sale of Ceres.

      The affirmative vote of a majority of the shares of our common stock outstanding on the record date is required to approve the merger agreement. For your convenience, we have enclosed an additional proxy card. If you have already returned your proxy card voting “FOR” approval of the merger agreement, there is no need for you to do anything further at this time to approve the merger.

      Your vote is important to us. If you have not already done so or if you wish to change your vote, please return the enclosed proxy card as soon as possible to ensure your representation at the meeting, whether or not you plan to attend the special meeting. You may choose to vote in person at the special meeting even if you have returned a proxy card.

      If you have any questions or need assistance in voting your shares, please call our proxy solicitor, D.F. King & Co., Inc., toll free at 888-644-5854.

SUPPLEMENTARY DETAILS REGARDING REGULATORY MATTERS

      The following information supplements the description provided on page 32 of the Proxy Statement under the heading “Regulatory Matters.”

      The insurance commissioner of Nebraska has scheduled a hearing for July 26, 2006 as part of the review of the Form A submission filed by GAFRI in Nebraska. It is not expected that the insurance commissioner of Ohio will schedule a hearing as part of its review of the Form A submission filed by GAFRI in Ohio. Ceres and GAFRI hope to obtain the required approvals from the insurance commissioners of Nebraska and Ohio on or shortly after the date of the special meeting, although there can be no assurance that they will be able to do so.

SUPPLEMENT DETAILS REGARDING INTERESTS OF

CERES DIRECTORS AND EXECUTIVE OFFICERS IN THE MERGER

      The following information supplements the description provided on page 28 of the Proxy Statement under the heading “Interests of Ceres Directors and Executive Officers in the Merger.”

      With GAFRI’s consent, Ceres amended the Ceres Group, Inc. 401(k) Plan. Employer matching contributions under the 401(k) Plan vest ratably over time with full vesting for employees with at least 1,000 hours of service per year over five years. This amendment provides that employer contribution account balances under the 401(k) Plan as of the date the merger is completed will be fully vested, regardless of years of service. As a result of the amendment, the following executive officers will receive accelerated vesting of the following amounts of their respective employer contribution balances in the 401(k) Plan: Ernest T. Giambra, Jr. ($9,489), David I. Vickers ($8,723) and Bradley A. Wolfram ($4,958).

By Order of the Board of Directors,

Kathleen L. Mesel
Corporate Secretary

July 13, 2006

CERES Group, Inc.
c/o National City Bank
Corporate Trust Operations
Locator 5352
P. O. Box 92301
Cleveland, OH 44101-4301
YOUR VOTE IS IMPORTANT
Regardless of whether you plan to attend the Special Meeting of Stockholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope. To determine whether you are eligible to vote by telephone or over the Internet, please refer to the proxy form you received from your broker.
ê Please fold and detach card at perforation before mailing. ê
CERES GROUP, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR A SPECIAL MEETING OF STOCKHOLDERS
The undersigned hereby constitutes and appoints David I. Vickers and Kathleen L. Mesel, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Special Meeting of Stockholders of Ceres Group, Inc. to be held at 17800 Royalton Road, Cleveland, Ohio 44136 on Friday, August 4, 2006 at 10:00 a.m., local time, and at any adjournments thereof, on all matters coming before said meeting.

Dated: , 2006

Signature

Signature

Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

ê Please fold and detach card at perforation before mailing. ê
CERES GROUP, INC.
PROXY
YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOX BUT YOU NEED NOT MARK ANY BOX IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.
THE BOARD RECOMMENDS A VOTE “FOR” BOTH PROPOSALS.

1.	Approve the Agreement and Plan of Merger, dated as of May 1, 2006, as amended, by and among Great American Financial Resources, Inc., Project Garden Acquisition Inc. and Ceres Group, Inc.	☐	For	☐	Against	☐	Abstain
2.	Adjourn the special meeting if necessary or appropriate to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve the Agreement and Plan of Merger, as amended.	☐	For	☐	Against	☐	Abstain
3.	In their discretion, the proxies named above are authorized to vote upon such other business as may properly come before the meeting.
PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.